EXHIBIT A
                                      ---------

          THIS SECURITY WAS SOLD IN A PRIVATE PLACEMENT, WITHOUT
          REGISTRATION UNDER THE SECURITIES ACT OF 1933, AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OF 1933 OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE.



                                        Right to Purchase 750,000 Shares of
                      Class A Common Stock of Bradley Pharmaceuticals, Inc.



                            BRADLEY PHARMACEUTICALS, INC.

                        Class A Common Stock Purchase Warrant


               BRADLEY PHARMACEUTICALS, INC., a New Jersey corporation (the "Company"), hereby certifies that, for value received, BERLEX LABORATORIES, INC., or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or times during the period commencing on (a) May 1, 1999 (in the event that this Warrant is issued to Seller on or before December 31, 1998) or (b) the six (6) month anniversary of the date that this Warrant is issued to Seller (in the event that this Warrant is issued to Seller after December 31, 1998) (the "Vesting Date") and ending on the two (2) year anniversary of such Vesting Date at 5:00 P.M. eastern standard time (the "Initial Exercise Period"), 750,000 fully paid and nonassessable shares of Class A Common Stock (as defined below) at an exercise price per share of $1.25 (such exercise price per share as adjusted from time to time as herein provided is referred to herein as the "Exercise Price"); provided that the Initial Exercise Period shall be extended for up to three consecutive twelve (12) month periods (each an "Extended Exercise Period") if the exercise of this Warrant in full by the holder hereof would cause the holder hereof to own in excess of 19.98% of the issued and outstanding Class A Common Stock as of the last day of the Initial Exercise Period or any Extended Exercise Period, as applicable. Any reference herein to the holder of this Warrant shall mean the holder of holders from time to time of this Warrant.

               As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                         1.   The term "Company" means Bradley
               Pharmaceuticals, Inc. and any corporation which shall succeed or assume the obligations of the Company hereunder.

                         2. The term "Class A Common Stock" means (i) the Company's Class A Common Stock, no par value, (ii) any other securities into which or for which any of the Company's Class A Common Stock, no par value, may be converted or exchanged, pursuant to a plan of recapitalization, reorganization, consolidation, merger, sale of assets or other similar corporate rearrangement or (iii) any other capital stock of any class of the Company (other than the Company's Class B Common Stock, no par value) hereafter authorized which is not limited to a fixed sum or percentage or par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company; provided that if there is a change such that the securities issuable upon exercise of this Warrant are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Class A Common Stock" shall mean one share of the security issuable upon exercise of this Warrant if such security is issuable in shares or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

                         3. The term "Company Securities" any voting security of the Company (other than Class A Common Stock), or any other securities of the Company (including, without limitation, any preferred or debt securities, options, warrants or other similar rights) convertible into or exercisable or exchangeable for shares of Class A Common Stock or any other voting security of the Company which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Class A Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Class A Common Stock or Company Securities pursuant to Section 5 or otherwise.

                         4. The term "Fair Market Value" means (i) if the Class A Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the arithmetic average of the reported last sale prices of the Class A Common Stock on such exchange or system for the twenty (20) consecutive trading days immediately preceding the date for which the determination is being made; (ii) if the Class A Common Stock is not so listed or admitted to unlisted trading privileges, the arithmetic average of the means of the last reported bid and asked prices reports by the National Quotation Bureau, Inc. for the twenty (20) consecutive trading days immediately preceding the date for which the determination is being made; or (iii) if the Class A Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, an amount, not less than book value thereof, as at the end of the most recent fiscal year of the Company ending prior to the date for which the determination is being made, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

                         5.   The term "Person" means any individual,
               partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity, of whatever nature.

          1.   Exercise of Warrant.
               -------------------

               1.1  Full Exercise.  This Warrant may be exercised in full
                    -------------
          by the holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office or the office of its stock transfer agent, accompanied by payment in immediately available funds or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Class A Common Stock for which this Warrant is then exercisable by the Exercise Price then in effect.

               1.2  Partial Exercise.  This Warrant may be exercised in
                    ----------------
          part by surrender of this Warrant in the manner and at the place provided in Section 1.1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Class A Common Stock designated by the holder hereof in the subscription at the end hereof by (b) the Exercise Price then in effect. Each partial exercise of this Warrant shall be for at least 100,000 shares of Class A Common Stock (or such lesser number of shares of Class A Common Stock for which this Warrant may still be exercised). On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder may request, calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock for which such Warrant or Warrants may still be exercised.

               1.3  Company Acknowledgment.  The Company will, at the time
                    ----------------------
          of the exercise of this Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

               1.4  Trustee for Warrant Holder.  In the event that a bank
                    --------------------------
          or trust company shall have been appointed as trustee for the holder of this Warrant pursuant to Section 4.2, such bank or trust company shall accept, in its own name for the account of the Company or such successor Person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this
          Section 1.

          2.   Delivery of Stock Certificates on Exercise.  As soon as
               ------------------------------------------
          practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Class A Common Stock (or Company Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

          3.   Adjustment for Dividends in Other Stock, Property.  In case
               -------------------------------------------------
          at any time or from time to time, the holders of Class A Common Stock (or Company Securities) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor, (a) other or additional stock or other securities or property (other than cash) by way of dividend, or
          (b) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, or (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, recapitalization, combination of shares or similar corporate rearrangement, (other than additional shares of Class A Common Stock (or Company Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5)), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date immediately prior to such event it had been the holder of record of the number of shares of Class A Common Stock to which it would be entitled on such date under the terms of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

          4.   Adjustment for Reorganization, Consolidation or Merger.
               ------------------------------------------------------

               4.1  General.  In case at any time or from time to time, the
                    -------
          Company shall (a) effect a recapitalization, reclassification or reorganization or other change of outstanding shares of Class A Common Stock of the Company, (b) consolidate with or merge with or into any other Person, or (c) at any time prior to the Initial Exercise Period, transfer or otherwise convey all or substantially all of its properties or assets to any other Person or under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, except as otherwise provided in Section 4.3 hereof, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time prior to the termination of this Warrant shall receive, in lieu of the Class A Common Stock (or Company Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5.

               4.2  Dissolution.  Except as otherwise provided in Section
                    -----------
          4.3 hereof, in the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets at any time prior to the Initial Exercise Period, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holder of this Warrant after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company, as trustee for the holder of this Warrant.

               4.3  Continuation of Terms.  Except as otherwise hereinafter
                    ---------------------
          provided, upon any recapitalization, reclassification, reorganization, consolidation, merger or transfer (and any dissolution following any transfer or other conveyance) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such recapitalization, reclassification, reorganization, consolidation or merger or the effective date of dissolution following any such transfer or other conveyance, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer or other conveyance, the Person acquiring all or substantially all of the properties or assets of the Company, whether or not such Person shall have expressly assumed the terms of this Warrant as provided herein.

          5.   Adjustment for Extraordinary Events.  In the event that the
               -----------------------------------
          Company shall (a) issue additional shares of Class A Common Stock as a dividend or other distribution on outstanding Class A Common Stock, (b) subdivide its outstanding shares of Class A Common Stock, or (c) combine its outstanding shares of Class A Common Stock into a smaller number of shares of Class A Common Stock (each an "Extraordinary Event"), then, in each such Extraordinary Event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Class A Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Class A Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Event(s). The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Class A Common Stock determined by multiplying the number of shares of Class A Common Stock which would otherwise (but for the provisions of this Section 5) be issuable on such exercise by a fraction of which (i) the numerator is the Exercise Price which would otherwise (but for the provisions of this Section 5) be in effect, and (ii) the denominator is the Exercise Price in effect on the date of such exercise.

          6.   No Dilution or Impairment; etc.  The Company shall not, by
               ------------------------------
          amendment of its charter, by-laws or other governing instrument or through any recapitalization, reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment prohibited by this Warrant. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of all Warrants from time to time outstanding, (c) not close its books against the transfer of this Warrant or of any share of Class A Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant, and (d) shall assist and cooperate with the holder hereof or any permitted assignee thereof required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

          7.   Certificate as to Adjustments.  In each case of any
               -----------------------------
          adjustment or readjustment in the shares of Class A Common Stock (or Company Securities) issuable on the exercise of this Warrant, the Company, at its expense, will promptly cause its Treasurer or Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including, among other things, (a) the consideration received or receivable by the Company for any additional shares of Class A Common Stock (or Company Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Class A Common Stock (or Company Securities) outstanding or deemed to be outstanding, and
          (c) the Exercise Price and the number of shares of Class A Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of this Warrant, and will, on the written request at any time of such holder, furnish to such holder a like certificate setting forth the Exercise Price at the time in effect and showing how it was calculated.

          8.   Notices of Record Date, etc.  In the event of:
               ----------------------------

                    (a) any taking by the Company of a record of the
               holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                    (b) any recapitalization or reorganization of the
               Company, any recapitalization or reorganization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other Person, or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such recapitalization, reorganization, transfer, conveyance, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the date the time, if any, is to be fixed, as of which the holders of record of Class A Common Stock (or Company Securities) shall be entitled to exchange their shares of Class A Common Stock (or Company Securities) for securities or other property deliverable on such recapitalization, reorganization, transfer, conveyance, consolidation, merger, dissolution, liquidation or winding up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the Persons or class of Persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken.

          9.   Reservation of Stock Issuable on Exercise of Warrant.  The
               ----------------------------------------------------
          Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Class A Common Stock (or Company Securities) from time to time issuable on the exercise of this Warrant.

          10.  Exchange of Warrant.  On surrender for exchange of this
               -------------------
          Warrant, properly endorsed, to the Company, the Company, at its expense, will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Class A Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

          11.  Replacement of Warrant.  On receipt of evidence reasonably
               ----------------------
          satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          12.  Remedies.  The Company stipulates that the remedies at law
               --------
          of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

          13.  Notices.  All notices and other communications from the
               -------
          Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

          14.  Governing Law.  This Warrant shall be governed by, and
               -------------
          construed in accordance with, the laws of the State of New Jersey without regard to the principles of conflicts of law.

          15.  Binding Effect.  This Warrant shall be binding upon the
               --------------
          Company and its successors and assigns, and shall inure to the benefit of the holder or holders hereof and their respective successors and assigns.

          16.  Registration of Warrant Shares.  The rights of the holder
               ------------------------------
          hereof with respect to the registration of the Class A Common Stock subject hereto under the Securities Act of 1933, as amended, are set forth in Section 5 of Amendment No. 6 to Asset Purchase Agreement dated as of September 19, 1997, between the Company and Berlex Laboratories, Inc., and such Section 5 is hereby incorporated by reference as if set forth herein in full.

          17.  Miscellaneous.  Except as provided in Section 4.3 hereof,
               -------------
          this Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

          18.  Expiration.  The right to exercise this Warrant shall expire
               ----------
          on 5:00 P.M., eastern standard Time, on the last day of (a) the Initial Exercise Period, if no Extended Exercise Period is applicable, or (b) the latest applicable Extended Exercise Period, if one or more Extended Exercise Periods are applicable.

               IN WITNESS WHEREOF, the Company has caused this Warrant to
          be duly executed and delivered as of                  .
                                               -----------------



          ATTEST:                            BRADLEY PHARMACEUTICALS, INC.



                                             By:
          -------------------                   ---------------------------
          Name:                              Name:
          Title:  Secretary                  Title:

                                 FORM OF SUBSCRIPTION
                      (To be signed only on exercise of Warrant)

          TO:  BRADLEY PHARMACEUTICALS, INC.

               The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase
          thereunder         shares of Class A Common Stock of Bradley
                     -------
          Pharmaceuticals, Inc. and herewith makes payment of $
                                                               ----------
          therefor, and requests that the certificates for such shares be issued in the name of, and delivered to
                                           , whose address is
          ---------------------------------
                                                                       .
          -------------------------------------------------------------


          Dated:
                                        ----------------------------------
                                        (Signature must conform to name of
                                        holder as specified on the face of
                                        this Warrant)



                                        ----------------------------------
                                                  (Address)

                            ------------------------------



                                  FORM OF ASSIGNMENT
                      (To be signed only on transfer of Warrant)

               For value received, the undersigned hereby sells, assigns,
          and transfers unto                      with an address at
                             --------------------
                                                the right represented by
          -------------------------------------
          the within Warrant to purchase                 shares of Class A
                                         ---------------
          Common Stock of Bradley Pharmaceuticals, Inc. to which the within
          Warrant relates, and appoints                  attorney to
                                        ----------------
          transfer such right on the books of Bradley Pharmaceuticals, Inc. with full power of substitution in the premises.


          Dated:

                                        ----------------------------------
                                        (Signature must conform to name of
                                        holder as specified on the face of
                                        this Warrant)


                                        ----------------------------------
                                                  (Address)
          Signed in the presence of:


          -------------------------